UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 6, 2007

i2 Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28030	75-2294945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One i2 Place 11701 Luna Road Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (469) 357-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 and Item 7.01. Results of Operations and Financial Condition, and Regulation FD Disclosure

On August 6, 2007, i2 Technologies, Inc. (the “Company” or “i2”) announced by press release (the “Press Release”) the Company’s second quarter 2007 financial results. The information contained in the Press Release, which is attached to this Current Report on Form 8-K as Exhibit 99.1, is incorporated by reference herein and is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and Item 7.01, “Regulation FD Disclosure.”

The Company will conduct its earnings conference call on August 6, 2007, at 5:00 p.m. EDT. A webcast of the conference call will be open to the public and can be accessed via i2’s Web site at http://www.i2.com/investor.

The information in this Current Report and the accompanying exhibit shall not be incorporated by reference into any filing by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Included in the Press Release is the disclosure of non-GAAP diluted earnings per share (diluted earnings per share excluding contract revenue and stock option expense) and non-GAAP operating revenue (total revenue less contract revenue). Contract revenue was the result of the recognition of certain revenue carried on the Company’s balance sheet as a portion of deferred revenue and was a result of our 2003 restatement. The Company’s recognition of contract revenue has varied period-to-period since the restatement. Because contract revenue does not reflect current receipts of cash or the current performance of the Company’s business, the use of non-GAAP measures excluding contract revenue more accurately reflects the quality of i2’s revenues and earnings and contributes to more informative period-to-period comparisons. In addition, the exclusion of stock option expense from non-GAAP diluted earnings per share allows for more accurate comparisons of the Company’s operating results to the results announced by many of its peer companies. Accordingly, i2 believes that the presentation of non-GAAP diluted earnings per share and non-GAAP operating revenue provides investors with useful supplemental information that enhances transparency in the review of financial and operational performance. Management of the Company uses these non-GAAP measures for budgeting purposes, and both management and the Board of Directors use them in analyzing the underlying performance of i2. Disclosure of non-GAAP diluted earnings per share and non-GAAP operating revenue thus provides investors with additional important information to enable them to assess, in the way that management assesses, the performance of the Company. However, these non-GAAP measures should not be considered as a substitute for or superior to, and should only be read in conjunction with, measures of financial performance prepared in accordance with generally accepted accounting principles. The Press Release contains a reconciliation of non-GAAP diluted earnings per share and non-GAAP operating revenue to GAAP diluted earnings per share and GAAP revenue, respectively.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release, August 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 6, 2007	i2 TECHNOLOGIES, INC.

	By:	/s/ Michael J. Berry
Michael J. Berry
Executive Vice President, Finance and Accounting, and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated August 6, 2007